EXHIBIT 99.5

WMALT 2005-4

Final Structure – Paydown Rules (As of 5/18/05)

Group 1
1. Pay Class CB7 and CB8 pro-rata its priority amount until retired
2. Pay until Class CB6 is retired.
a. Pay 29.7067604957% in the following manner:
i. Pay Super-NAS Classes CB11 and CB12 pro-rata its priority amount until retired.
ii. Pay Classes CB9 and CB13 pro-rata until retired.
iii. Pay Classes CB11 and CB12 pro-rata until retired.
b. Pay 70.2932395043% in the following manner:
i. Pay Classes CB6 and CB15 pro-rata their priority amount.
ii. Pay Classes CB3, CB5 and CB1 pro-rata until retired.
iii. Pay Classes CB6 and CB15 pro-rata until retired.
3. Pay Class CB7 and CB8 pro-rata until retired

Collateral: 30yr Conforming ALT-A
Size: ~$766mm
Passthru Rate: 5.50%
Pricing Speed: 100% PPC (8 -> 20 CPR / 12 months)
NAS Bonds: Yes, CB7 and CB8. Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance). This is the same NAS as in the WMALT 2005-1 deal.

Super-NAS:     Yes, CB11 and CB12.  The two bonds are locked out of all principal for 60 months.  The priority fraction is (Balance of Total NAS + Catalyst) / (Sum of Classes CB11, CB12, CB9 and CB13) * NAS Shift Percentage).  The NAS will at most receive 99.00% of the total principal distribution to Classes CB11, CB12, CB9 and CB13 in the aggregate.  The Super NAS Catalyst is $29,584,405.62.  This bond has the same standard NAS Shift percentage schedule as Classes CB7 and CB8.

Z-Bonds: No.
Retail Classes: Class CB6 and Class CB15.

Class CB15 is an Ed Jones retail bond.  Ed Jones’ name must appear on the front cover of the prospectus.  The Class CB15 priority amount is 0.1% of the original bond balance every month commencing in month 37.  Please insert all the proper language in the prospectus concerning this bond. (Please insert $1,000 denomination, death-put, lottery language, and $999.99 rounding account.)  The bond will be wrapped by Assured.  All wrap fees will be paid via an 8 bps IO class bond that pays concurrently with the Class CB15 bond and approximately $19,000 in up front costs.  Class CB15 will bear a 5.40% coupon. Furthermore, this bond also requires a prepayment interest shortfall reserve account which will be equal to 0.1% of the Class CB15 bond size at closing.

            Class CB6:  This bond was sold to another account other than Ed Jones.  This bond will receive the same cashflow, $1,000 denomination designation, death-put, lottery language, and $999.99 rounding account as Class CB15 but will have no benefit of the wrap fee or the reserve account.

Class CB16:     Class CB16 is a 2 bps IO class expressed as a 5.50% coupon that follows the balance of Class CB15.  The balance of Class CB15 at any given point in time is the balance of Class CB15 divided by 275.  The initial balance of Class CB16 is $51,873.46.

AAA Support: Yes, Class CB8 is a mezz for Class CB7, Class CB5 is a mezz for Class CB3 and Class CB12 is a mezz for Class CB11.
Floaters: Yes. Class CB3: Rate = 1_Mo_LIBOR plus 0.45, Floor = 0.45%,
Cap = 9.0%. The initial coupon is 3.31%. Zero day delay.
Class CB1: Rate = 1_Mo_LIBOR plus 0.45, Floor = 0.45%,
Cap = 9.0%. The initial coupon is 3.45%. Zero day delay.
Class CB9: Rate = 1_Mo_LIBOR plus 0.40, Floor = 0.40%,
Cap = 9.0%. The initial coupon is 3.48%. Zero day delay.
Class CB13: Rate = 1_Mo_LIBOR plus 0.50, Floor = 0.50%,
Cap = 9.0%. The initial coupon is 3.58%. Zero day delay.
Inverse IO: Yes. Class CB4: Rate = 5.05 minus 1_Mo_LIBOR. Floor = 0.0%,
Cap = 5.05%. Notional balance follows Class CB3. The initial coupon is 2.19%. Zero day delay.
Class CB2: Rate = 5.05 minus 1_Mo_LIBOR. Floor = 0.0%,
Cap = 5.05%. Notional balance follows Class CB1. The initial coupon is 2.05%. Zero day delay.
Class CB10: Rate = 5.10 minus 1_Mo_LIBOR. Floor = 0.0%,
Cap = 5.10%. Notional balance follows Class CB9. The initial coupon is 2.02%. Zero day delay.
Class CB14: Rate = 5.00 minus 1_Mo_LIBOR. Floor = 0.0%,
Cap = 5.00%. Notional balance follows Class CB13. The initial coupon is 1.92%. Zero day delay.

Cap Contract:   For Class CB3: The Cap contract was generated at the pricing speed and will extend the expected life of the bond.  The cap contract will be in effect through the August 25, 2016 pay date.  The lower strike will be 5.05% and the upper strike will be 8.55%.  The cap of the floater in any given period will be 9.00%.  The cap contract is for Class CB3 and will not be available for Class CB4.  The notional balance of the cap contract will never exceed the balance of Class CB3.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is Bank of America.

            For Class CB1: The Cap contract was generated at the pricing speed and will extend the expected life of the bond.  The cap contract will be in effect through the August 25, 2016 pay date.  The lower strike will be 5.05% and the upper strike will be 8.55%.  The cap of the floater in any given period will be 9.00%.  The cap contract is for Class CB1 and will not be available for Class CB2.  The notional balance of the cap contract will never exceed the balance of Class CB1.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is Bear Stearns.

            For Class CB9: The Cap contract was generated at 14% CPR.  The cap contract will be in effect through the May 25, 2035 pay date.  The lower strike will be 5.10% and the upper strike will be 8.60%.  The cap of the floater in any given period will be 9.00%.  The cap contract is for Class CB9 and will not be available for Class CB10.  The notional balance of the cap contract will never exceed the balance of Class CB9.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is Bear Stearns.

            For Class CB13: The Cap contract was generated at 90% PPC.  The cap contract will be in effect through the May 25, 2035 pay date.  The lower strike will be 5.00% and the upper strike will be 8.50%.  The cap of the floater in any given period will be 9.00%.  The cap contract is for Class CB13 and will not be available for Class CB14.  The notional balance of the cap contract will never exceed the balance of Class CB13.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is Bear Stearns.

Init LIBOR: For Class CB3: 2.86%, for Class CB1: 3.00%, for Class CB9: 3.08% and for Class CB13: 3.08%
Residual Class: The residual class(es) will reside in Group 1.

Group 2
1. Pay Class 2CB1 until retired.

Collateral: 15yr Conf ALT-A
Size: ~$31mm
Passthru Rate: 5.00%
Pricing Speed: 100% PPC (8 -> 20 CPR / 12 months)
NAS Bonds: No.
Z-Bonds: No.
AAA Support: No.
Floaters: No.
Inverse IO: No.
Retail Classes: No.

Group 3
1. Pay Class 3CB1 until retired.

Collateral: 15yr Conf ALT-A
Size: ~$47mm
Passthru Rate: 5.50%
Pricing Speed: 100% PPC (8 -> 20 CPR / 12 months)
NAS Bonds: No.
Z-Bonds: No.
AAA Support: No.
Floaters: No.
Inverse IO: No.
Retail Classes: No.

Group 4
1. Pay Class 4A1 and 4A2 pro-rata until retired.

Collateral: 15yr Jumbo ALT-A
Size: ~$34mm
Passthru Rate: 5.50%
Pricing Speed: 120% PPC (8 -> 20 CPR / 12 months)
NAS Bonds: No.
Z-Bonds: No.
AAA Support: Yes, Class 4A2 is a mezz for Class 4A1.
Floaters: No.
Inverse IO: No.
Retail Classes: No.

Group 5
1. Pay Class 5A1 and 5A9 its priority amount until retired.
2. Pay until Class 5A8 is retired.
a. Pay 73.3839869234% in the following manner:
i. Pay Class 5A2 and 5A7 pro-rata until retired.
ii. Pay Class 5A8 until retired.
b. Pay 26.6160130766% in the following manner:
i. Pay Super-NAS Classes 5A4 and 5A10 pro-rata their priority amount
ii. Pay Class 5A5 until retired
iii. Pay Classes 5A4 and 5A10 pro-rata until retired.
3. Pay Class 5A1 and 5A9 pro-rata until retired

Collateral: 30yr Jumbo ALT-A
Size: ~$205mm
Passthru Rate: 5.50%
Pricing Speed: 120% PPC (8 -> 20 CPR / 12 months)
NAS Bonds: Yes, 5A1 and 5A9. Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of NAS / Total Non-PO Balance). This is the same NAS as in the WMALT 2005-1 deal.

Super-NAS:     Yes, 5A4 and 5A10.  The two bonds are locked out of all principal for 60 months.  The priority fraction is (Balance of Total NAS + Catalyst) / (Sum of Classes 5A4, 5A10, and 5A5) * NAS Shift Percentage).  The NAS will at most receive 99.00% of the total principal distribution to Classes 5A4, 5A10, and 5A5 in the aggregate.  The Super NAS Catalyst is $6,705,600.  This bond has the same standard NAS Shift percentage schedule as Classes 5A1.

Z-Bonds: No.
AAA Support: Yes, Class 5A10 is a mezz for Class 5A4 and Class 5A9 is a mezz for 5A1.
Floaters: Yes, Class 5A2. Rate = 1_Mo_LIBOR plus 0.55, Floor = 0.55%,
Cap = 9.5%. The initial coupon is 3.64%. Zero day delay.
Class 5A5. Rate = 1_Mo_LIBOR plus 0.60, Floor = 0.60%,
Cap = 9.5%. The initial coupon is 3.69%. Zero day delay.
Inverse IO: Yes, Class 5A3. Rate = 4.95 minus 1_Mo_LIBOR. Floor = 0.0%,
Cap = 4.95%. Notional balance follows Class 5A2. The initial coupon is 1.86%. Zero day delay.
Class 5A6. Rate = 4.90 minus 1_Mo_LIBOR. Floor = 0.0%,
Cap = 4.90%. Notional balance follows Class 5A5. The initial coupon is 1.81%. Zero day delay.
Retail Classes: Yes, Class 5A8 will have $1,000 denomination designation.

Cap Contract:   Class 5A2.  The Cap contract will be generated at the pricing speed and will extend the expected life of the bond.  The cap contract will be in effect through the May 25, 2012 pay date.  The lower strike will be 4.95% and the upper strike will be 8.95%.  The cap of the floater in any given period will be 9.50%.  The cap contract is for Class 5A2 and will not be available for Class 5A3.   The notional balance of the cap contract will never exceed the balance of Class 5A2. The cap contract will accrue on a 30/360 basis.

            Class 5A5.  The Cap contract will be generated at 100 PPC and will extend the expected life of the bond.  The cap contract may be in effect through the Dec 25, 2010 pay date.  The lower strike will be 4.90% and the upper strike will be 8.90%.  The cap of the floater in any given period may be 9.50%.  The cap contract is for Class 5A5 and will not be available for Class 5A6.   The notional balance of the cap contract will never exceed the balance of Class 5A5. The cap contract will accrue on a 30/360 basis.

Init LIBOR: 3.09%

Notes
Print date: 5/23/2005
Deal closing date: 5/25/2005
Accrual date: 5/01/2005
Floater accrual date: 5/25/2005
Investor closing date: 5/31/2005
First pay date: 6/25/2005
Clean-up call: 10%
WACIO’s : The 1X and 5X will be crossed to form CX(5.5% coupon) and the 2X, 3X, and 4X will be crossed to form DX(5.5% coupon).
WACPO’s: 1P, 2P, 4P, and 5P. The 1P and 5P will be crossed to form CP. The 2P and 4P will be crossed to form DP. There is no 3P.
Subordinate classes: All groups will be crossed to create classes B1, B2, B3, B4, B5 and B6.
Speeds for tables: 0%, 50%, 100%, 150% and 200% of respective collateral PPC ramps. The tables will be run as of closing date. For group two and five, we will substitute 120% for 100% of PPC.